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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A
                               AMENDMENT NO. 1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: April 3, 1996



                     NELLCOR PURITAN BENNETT INCORPORATED
                     ------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
                                   --------
                       (State or Other Jurisdiction of
                        Incorporation or Organization)



              0-14980                                   94-2789249
              -------                                   ----------
      (Commission File Number)                       (I.R.S. Employer
                                                    Identification No.)



                             4280 Hacienda Drive
                         Pleasanton, California 94588
                         ----------------------------
             (Address of Principal Executive Offices) (Zip Code)



                                (510) 463-4000
                                --------------
                       (Registrant's telephone number,
                             including area code)


        The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated April 3, 1996, as set forth in the pages attached hereto: Item 7.



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Item 7 - FINANCIAL STATEMENTS AND EXHIBITS
 (a) Not applicable.
 (b) Not applicable.
 (c) Exhibits.


Exhibit Number              Description
- --------------              -----------
    27.1                    Financial Data Schedule
    99.1                    Report of Independent Auditors*

- ------------
*  Previously filed.










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                                   *  *  *  *

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NELLCOR PURITAN BENNETT
                                                INCORPORATED


Date: May 31, 1996                              /s/ LAUREEN DEBUONO
                                                --------------------------------
                                                Laureen DeBuono
                                                Secretary and General Counsel